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                              STATE OF MISSISSIPPI

                        Office of the Secretary of State
                         DICK MOLPUS, SECRETARY OF STATE
                              Jackson, Mississippi


                   MISSISSIPPI CORPORATION INFORMATION SYSTEM



Corporation Name
DELTA POINT, INC.

Corp ID:  0591023

Filed:  09/14/1992 AT 8:00 A. M.

                                                          /s/ DICK MOLPUS

                                                          Dick Molpus
                                                          Secretary of State

Filing Fee Receipt:   $50.00

                      Secretary of State
                      P.O. Box 136
                      Jackson, MS  39205
                      (601) 359-1333

Official Seal: Secretary of State
               State of Mississippi

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

                                                                  FILED
                                                                  SEP 14, 1992
                                                                  Dick Molpus
                                                                  SECRETARY
                                                                  OF STATE

                            ARTICLES OF INCORPORATION
                             (Attach conformed copy)
                         [X] PROFIT      [ ] NONPROFIT
                             (Mark Appropriate Box)

    The undersigned persons, pursuant to Section 79-4-2.02 (if a profit corporation) or Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.  The name of the corporation is

Delta Point, Inc.
--------------------------------------------------------------------------------

2.  Domicile address is 633 N. State Street, Jackson, MS  39202
--------------------------------------------------------------------------------
                                     STREET

--------------------------------------------------------------------------------
                              CITY/STATE/COUNTY/ZIP

3. FOR NON-PROFITS ONLY: The period of duration is     years or   X   perpetual.
                                                  -----         -----

4. (a) The number (and classes, if any) of shares the corporation is authorized to issue is (are) as follows (THIS IS FOR PROFIT ONLY):

                  Class(es)                 No of Shares Authorized
                  ---------                 -----------------------
                  Common                    10,000,000

                  -------------             -----------------------

                  -------------             -----------------------

4. (b) If more than one (1) class of shares is authorized, the preferences, limitations, and relative rights of each class are as follows:

5.  The street address of its initial registered office is

633 N. State Street, Jackson, MS 39202
--------------------------------------------------------------------------------
                                     STREET

--------------------------------------------------------------------------------
                                 CITY/STATE/ZIP

and the name of its initial registered agent at such address is

Thomas B. Shepherd III
--------------------------------------------------------------------------------

6. The name and complete address of each incorporator is as follows (PLEASE TYPE OR PRINT):

Thomas B. Shepherd III
--------------------------------------------------------------------------------
633 N. State Street, Jackson, MS  39202
--------------------------------------------------------------------------------
                       NAME/STREET ADDRESS/CITY/STATE/ZIP

7. Other provisions:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                          /s/ THOMAS B. SHEPHERD III
                                          --------------------------------------
                                          Thomas B. Shepherd III, Incorporator

                                          --------------------------------------
                                                  INCORPORATOR (SIGNATURE)

                                                                          298818
                              ARTICLES OF AMENDMENT
                            (Attach conformed copy)
                            [X] PROFIT [ ] NONPROFIT
                             (Mark Appropriate Box)

                                                      ---------------------
                                                         Time: 8:00 A.M.
                                                         Amount Received:
                                                              $50.00
                                                      ---------------------
                                                         Filed: 09/20/93
                                                      ---------------------
                                                         /s/ DICK MOLPUS
                                                      ---------------------
                                                        Secretary of State
                                                       State of Mississippi
                                                      ---------------------

The undersigned corporation, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.  The name of the corporation is:  Delta Point, Inc.
                                     -------------------------------------------

2.  Set forth the text of each amendment adopted. (See Attached page.)

3. If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page.)

4.  The amendment(s) was (were) adopted September 14, 1993
                                        ----------------------------------------
                                                         DATE(S)

                             FOR PROFIT CORPORATION

    (a) adopted by [ ] the incorporators [ ] directors without the shareholders action and shareholder action was not required. (Check appropriate box.)

                            FOR NONPROFIT CORPORATION

    (b) adopted [ ] board of directors [ ] incorporators without member action and member action was not required. (Check appropriate box.)

                             FOR PROFIT CORPORATION

5.  If the amendment was approved by shareholders:

    (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was:

                                                                                      No. of votes
                               No. outstanding             No. of votes               indisputably
      Designation                   shares             entitled to be cast            represented
------------------------    -----------------------   -----------------------    -----------------------
        Common                      1,000                     1,000                      1,000
------------------------    -----------------------   -----------------------    -----------------------

------------------------    -----------------------   -----------------------    -----------------------

    (b) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was:

                                         Total no. of                        Total no. of
     Voting Group                       votes cast FOR                    votes cast AGAINST
------------------------            -----------------------             -----------------------
------------------------            -----------------------             -----------------------

------------------------            -----------------------             -----------------------

or the total number of undisputed votes cast for the amendment by each voting group was:

                                                  Total no. of undisputed
                     Voting Group                 votes cast FOR the plan
                -----------------------           -----------------------
                        Common                            1,000
                -----------------------           -----------------------

                -----------------------           -----------------------

and the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                           FOR NONPROFIT CORPORATIONS

6.  If the amendment was approved by the members:

    (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and number of votes of each class indisputably represented at the meeting was:

                               No. memberships             No. of votes              No. of votes
      Designation                outstanding           entitled to be cast      indisputably represented
------------------------    -----------------------   -----------------------   ------------------------
------------------------    -----------------------   -----------------------   ------------------------

------------------------    -----------------------   -----------------------   ------------------------

    (b) Either

           (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was:

                                    Total no. of votes cast             Total no. of votes cast
     Voting class                     FOR the amendment                  AGAINST the amendment
------------------------            -----------------------             -----------------------
------------------------            -----------------------             -----------------------

------------------------            -----------------------             -----------------------

           or

    (ii) the total number of undisputed votes cast for the amendment by each class was:

                                                       Total no. of
                                                  undisputed votes cast
                     Voting Group                   FOR the amendment
                -----------------------           -----------------------
                -----------------------           -----------------------

                -----------------------           -----------------------

and the number for the amendment by each class was sufficient for approval by that voting group.

BY  Thomas M. Steinbauer, Secretary-Treasurer          /s/ THOMAS M. STEINBAUER
--------------------------------------------------------------------------------
          PRINTED NAME/CORPORATE TITLE                          SIGNATURE

                                                                          298818
                              ARTICLES OF AMENDMENT
                            (Attach conformed copy)
                            [X] PROFIT [ ] NONPROFIT
                             (Mark Appropriate Box)

                                                      ---------------------
                                                         Time: 8:00 A.M.
                                                         Amount Received:
                                                              $50.00
                                                      ---------------------
                                                         Filed: 09/20/93
                                                      ---------------------
                                                         /s/ DICK MOLPUS
                                                      ---------------------
                                                        Secretary of State
                                                       State of Mississippi
                                                      ---------------------

The undersigned corporation, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.  The name of the corporation is:  Delta Point, Inc.
                                     -------------------------------------------

2.  Set forth the text of each amendment adopted. (See Attached page.)

3. If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page.)

4.  The amendment(s) was (were) adopted September 14, 1993
                                        ----------------------------------------
                                                         DATE(S)

                             FOR PROFIT CORPORATION

    (a) adopted by [ ] the incorporators [ ] directors without the shareholder action and shareholder action was not required. (Check appropriate box.)

                            FOR NONPROFIT CORPORATION

    (b) adopted [ ] board of directors [ ] incorporators without member action and member action was not required. (Check appropriate box.)

                             FOR PROFIT CORPORATION

5.  If the amendment was approved by shareholders:

    (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was:

                                                                                      No. of votes
                               No. outstanding             No. of votes               indisputably
      Designation                   shares             entitled to be cast            represented
------------------------    -----------------------   -----------------------    -----------------------
        Common                      1,000                     1,000                      1,000
------------------------    -----------------------   -----------------------    -----------------------

------------------------    -----------------------   -----------------------    -----------------------

    (b) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was:

                                         Total no. of                        Total no. of
     Voting Group                       votes cast FOR                    votes cast AGAINST
------------------------            -----------------------             -----------------------
------------------------            -----------------------             -----------------------

------------------------            -----------------------             -----------------------

or the total number of undisputed votes cast for the amendment by each voting group was:

                                                  Total no. of undisputed
                     Voting Group                 votes cast FOR the plan
                -----------------------           -----------------------
                        Common                            1,000
                -----------------------           -----------------------

                -----------------------           -----------------------

and the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                           FOR NONPROFIT CORPORATIONS

6.  If the amendment was approved by the members:

    (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and number of votes of each class indisputably represented at the meeting was:

                               No. memberships             No. of votes              No. of votes
      Designation                outstanding           entitled to be cast      indisputably represented
------------------------    -----------------------   -----------------------   ------------------------
------------------------    -----------------------   -----------------------   ------------------------

------------------------    -----------------------   -----------------------   ------------------------

    (b) Either


                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                /s/ DICK MOLPUS

                               Secretary of State
                              State of Mississippi

    (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was:

                                    Total no. of votes cast             Total no. of votes cast
     Voting class                     FOR the amendment                  AGAINST the amendment
------------------------            -----------------------             -----------------------
------------------------            -----------------------             -----------------------

------------------------            -----------------------             -----------------------

or

    (ii) the total number of undisputed votes cast for the amendment by each class was:

                                                       Total no. of
                                                  undisputed votes cast
                     Voting group                   FOR the amendment
                -----------------------           -----------------------
                -----------------------           -----------------------

                -----------------------           -----------------------

and the number cast for the amendment by each class was sufficient for approval by that voting group.

BY  Thomas M. Steinbauer, Secretary/Treasurer          /s/ THOMAS M. STEINBAUER
--------------------------------------------------------------------------------
          PRINTED NAME/CORPORATE TITLE                          SIGNATURE


                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                /s/ DICK MOLPUS

                               Secretary of State
                              State of Mississippi

                                   ATTACHMENT

    Article 1 of the Articles of Incorporation of Delta Point, Inc. is hereby amended as follows:

    1. The name of the corporation is Ameristar Casino Vicksburg, Inc.


                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                /s/ DICK MOLPUS

                               Secretary of State
                              State of Mississippi

                              ARTICLES OF AMENDMENT
                            (Attach conformed copy.)
                            [X] PROFIT [ ] NONPROFIT
                             (Mark appropriate box)

                                                      ---------------------
                                                         Time: 8:00 A.M.
                                                         Amount Received:
                                                              $50.00
                                                      ---------------------
                                                         Filed: 12-17-93
                                                      ---------------------
                                                         /s/ DICK MOLPUS
                                                      ---------------------
                                                        Secretary of State
                                                       State of Mississippi
                                                      ---------------------

    The undersigned corporation, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.  The name of the corporation is:  Ameristar Casino Vicksburg, Inc.
                                     -------------------------------------------

2.  Set forth the text of each amendment adopted. (Attached page.)

3. If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page.)

4.  The amendment(s) was (were) adopted December  , 1993
                                        ----------------------------------------
                                                         DATE(S)

                             FOR PROFIT CORPORATION

    (a) adopted by [ ] the incorporators [ ] directors without the shareholders action and shareholder action was not required. (Check appropriate box.)

                            FOR NONPROFIT CORPORATION

    (b) adopted [ ] board of directors [ ] incorporators without member action and member action was not required. (Check appropriate box.)

                             FOR PROFIT CORPORATION

5.  If the amendment was approved by shareholders:

    (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was:

                                                                                      No. of votes
                               No. outstanding             No. of votes               indisputably
      Designation                   shares             entitled to be cast            represented
      -----------              ---------------         -------------------            ------------
Common                              2,000                     2,000                      2,000
------------------------    -----------------------   -----------------------    -----------------------

------------------------    -----------------------   -----------------------    -----------------------

    (b) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was:

                                         Total no. of                        Total no. of
     Voting Group                       votes cast FOR                    votes cast AGAINST
     ------------                       --------------                    ------------------
------------------------            -----------------------             -----------------------

------------------------            -----------------------             -----------------------

or the total number of undisputed votes cast for the amendment by each voting group was:

                                                  Total no. of undisputed
                     Voting Group                 votes cast FOR the plan
                     ------------                 -----------------------
                        Common                            2,000
                -----------------------           -----------------------

                -----------------------           -----------------------

and the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                           FOR NONPROFIT CORPORATIONS

6.  If the amendment was approved by the members:

    (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and number of votes of each class indisputably represented at the meeting was:

                               No. memberships             No. of votes              No. of votes
      Designation                outstanding           entitled to be cast      indisputably represented
      -----------              ---------------         -------------------      ------------------------
Common                              2,000                      2,000                     2,000
------------------------    -----------------------   -----------------------   ------------------------

------------------------    -----------------------   -----------------------   ------------------------


                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                /s/ DICK MOLPUS

                               Secretary of State
                              State of Mississippi

    (b) Either

           (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was:

                                    Total no. of votes cast             Total no. of votes cast
     Voting class                     FOR the amendment                  AGAINST the amendment
     ------------                     -----------------                  ---------------------
------------------------            -----------------------             -----------------------

------------------------            -----------------------             -----------------------

or

    (ii) the total number of undisputed votes cast for the amendment by each class was:

                                                       Total no. of
                                                  undisputed votes cast
                     Voting Group                   FOR the amendment
                     ------------                   -----------------
                -----------------------           -----------------------

                -----------------------           -----------------------

and the number for the amendment by each class was sufficient for approval by that voting group.

BY  Thomas M. Steinbauer, Secretary/Treasurer          /s/ THOMAS M. STEINBAUER
--------------------------------------------------------------------------------
          PRINTED NAME/CORPORATE TITLE                          SIGNATURE


                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                /s/ DICK MOLPUS

                               Secretary of State
                              State of Mississippi

                                   ATTACHMENT


    Article 4(a) of the Articles of Incorporation is hereby amended as follows:

4. The number (and classes, if any) of shares the corporation is authorized to issue is (are) as follow (THIS IS FOR PROFIT ONLY:)

     Class(es)                          No. of Shares Authorized
     ---------                          ------------------------
     Common                              10,000 ($.01 par value)

                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                /s/ DICK MOLPUS

                               Secretary of State
                              State of Mississippi

                                   ATTACHMENT


                                      -3-